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                                                                   EXHIBIT 23.2


                   [RYDER SCOTT COMPANY PETROLEUM ENGINEERS]



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

        We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Newfield Exploration Company (the "Company") of our name, which is set forth under the caption "Business -- Oil and Gas Reserves". We also hereby consent to the reference to our firm under the caption "Experts" in this Registration Statement on Form S-4.


                                            /s/ RYDER SCOTT COMPANY
                                                PETROLEUM ENGINEERS
                                            ----------------------------
                                                RYDER SCOTT COMPANY
                                                PETROLEUM ENGINEERS

November 4, 1997